                                                                    Exhibit 10.5

                         AMENDMENT AND WAIVER AGREEMENT


      AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is made as of the 3rd day of July 2007, by and among Narrowstep Inc., a Delaware corporation (the "Company"), and the holders set forth on the signature pages affixed hereto (each a "Consenting Holder" and, collectively, the "Consenting Holders").

                                    RECITALS

      A. The Company has issued $7,110,000 in aggregate principal amount of its 12% Mandatorily Convertible Notes (the "Notes") and warrants (the "Warrants") to acquire up to an aggregate of 3,555,000 shares of the Company's common stock, par value $0.000001 per share (the "Common Stock"). Capitalized terms used herein have the respective meanings ascribed thereto in the Notes unless otherwise defined herein.

      B. The Notes are mandatorily convertible at a 10% discount into the securities issued by the Company in a Qualified Financing.

      C. Upon consummation of the Qualified Financing, the Company anticipated that the holders of the Notes (the "Holders") would enter into the Qualified Financing Documents used to effect the Qualified Financing, which would include customary registration rights provisions requiring the Company to register for sale under the Securities Act of 1933, as amended, and applicable state securities laws, the Common Stock received by the Holders upon the mandatory conversion of the Notes, the exercise of the Warrants and the exercise or conversion of any other equity-linked securities received upon conversion of the Notes (the "Registration Rights").

      D. The Company has requested that the Consenting Holders irrevocably waive their Registration Rights (the "Waiver").

      E. In order to induce the Consenting Holders to grant the Waiver, the Company has agreed to amend the Notes as provided herein.

      F. Under the terms of the Notes, the Majority Holders have the right to waive and/or amend the terms of the Notes on behalf of all the Holders.

      G. The Consenting Holders constitute the Majority Holders.

      In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, the parties hereto hereby agree as follows:

      1. Each Consenting Holder hereby irrevocably waives its Registration Rights, such Waiver to be effective only upon the consummation of a Qualified Financing.

      2. Effective as of the consummation of a Qualified Financing, each of the Notes is hereby amended as follows:

            (a) The definition of "Qualified Financing Documents" in Section 1 of the Company Notes is hereby replaced in its entirety with the following:

      "Qualified Financing Documents" means the definitive documentation entered into by the Company and the investors in connection with the Qualified Financing, excluding any provisions providing registration rights to such investors.

            (b) The second sentence in Section 4(a) of the Company Notes is hereby replaced in its entirety with the following:

      "Upon the occurrence of a Mandatory Conversion Event, all of the principal amount of this Note and any accrued and unpaid interest due hereon shall automatically and without any action on the part of the Holder convert on a dollar-for-dollar basis, less a discount of 10%, into Conversion Securities; provided, however, that if a Mandatory Conversion Event occurs on or prior to March 2, 2008, the interest accrued hereon shall be calculated as if the Mandatory Conversion Event occurred on March 2, 2008 and this Note remained outstanding until such date."

      3. Except as expressly provided herein, the Notes shall continue to be in full force and effect.

      4. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof.

      5. This Agreement may be executed in counterparts, each of which shall be deemed and original and all of which together has constituted one and the same instrument.

             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by the undersigned, thereunto authorized, as of the date first set forth above.


                                                NARROWSTEP INC,



                                                By: /s/ Lisa Van Patten
                                                --------------------------------
                                                Name: Lisa Van Patten
                                                Title: Chief Financial Officer

Principal Amount of Notes: $                    OMNI CAPITAL, LLC
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ ARUN NETRAVALI
                                                --------------------------------
                                                Name: ARUN NETRAVALI
                                                Title: MANAGING PARTNER

Principal Amount of Notes: $                    W. INVESTMENT PARTNERS V
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ MICHAEL DATES
                                                --------------------------------
                                                Name: MICHAEL DATES
                                                Title: MEMBER

Principal Amount of Notes: $                    JOHN L. STEFFENS
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ JOHN L. STEFFENS
                                                --------------------------------
                                                Name: JOHN L. STEFFENS
                                                Title:

Principal Amount of Notes: $                    BARRY S. STERNLICHT
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ BARRY S. STERNLICHT
                                                --------------------------------
                                                Name: BARRY S. STERNLICHT
                                                Title:

Principal Amount of Notes: $                    ROGER L. WERNER, JR.
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ ROGER L. WERNER, JR.
                                                --------------------------------
                                                Name: ROGER L. WERNER, JR.
                                                Title:

Principal Amount of Notes: $                    DAVID C. MCCOURT
                                                --------------------------------
                                                      (Consenting Holder)



                                                By: /s/ DAVID C. MCCOURT
                                                --------------------------------
                                                Name: DAVID C. MCCOURT
                                                Title: CHAIRMAN & CEO